EXHIBIT 99.1

DTE Energy reports strong third quarter 2019 results, increases 2019 guidance, provides 2020 early outlook and increases dividend 7 percent

•	Announced goal to achieve net zero carbon emissions by 2050

•	Ranked second in customer satisfaction at DTE Gas

•	Entered into an agreement to acquire a midstream gathering and lateral system

DETROIT, Oct. 28, 2019 - DTE Energy (NYSE:DTE) today reported third quarter 2019 earnings of $319 million, or $1.73 per diluted share, compared with $334 million, or $1.84 per diluted share in 2018.

Operating earnings for the third quarter 2019 were $351 million, or $1.91 per diluted share, compared with 2018 operating earnings of $388 million, or $2.13 per diluted share. Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. Reconciliations of reported earnings to operating earnings are included at the end of this news release.

The DTE Energy Board of Directors declared a $1.0125 per share dividend on its common stock payable Jan. 15, 2020, to shareholders of record at the close of business Dec. 16, 2019. This is a seven percent increase from the previous quarterly dividend of $0.945 per share. The new annualized dividend per share is $4.05, up from $3.78. This continues DTE Energy's consistent dividend history, having issued a cash dividend for more than 100 years.

"This dividend increase reflects the company's strong performance and ability to consistently achieve our goals," said Jerry Norcia, DTE Energy President and CEO. "The Board's approval of the increase signals confidence in the company's performance and long-term strategic plan."

Norcia also noted the following business and environmental accomplishments:

•
Announced goal to achieve net zero carbon emissions in electric company by 2050: This sets the framework for DTE to go beyond its existing commitment to reduce carbon emissions 50% by 2030 and 80% by 2040, ensuring its medium- and long-term plans align with the scientific consensus around the importance of achieving significant economy-wide carbon emissions reduction by mid-century.

•
Received approval to purchase three wind parks: The Michigan Public Service Commission provided conditional approval for DTE Energy’s proposed purchase of three new Michigan wind parks, increasing the company's renewable energy portfolio nearly 50% and furthering DTE's commitment to provide clean, affordable and reliable power to its customers.

•
Gained momentum with MIGreenPower voluntary renewable program: Partnered with the Detroit Zoo to meet its 100% renewable energy goal, following other significant recent partnerships with Ford, GM and the University of Michigan. DTE’s MIGreenPower program, one of the country’s first voluntary renewable programs, enables large business, industrial and residential customers to attribute a greater percentage of their energy use to Michigan-made renewable energy.

•
Opened first renewable natural gas processing and interstate injection site in Wisconsin: With more than three decades of experience in landfill waste-to-energy projects, DTE Biomass, along with local dairy farm partners, is leading the way in the Wisconsin dairy renewable energy movement.

•	Ranked second in overall customer satisfaction at DTE Gas: J.D. Power’s 2019 study ranked DTE Gas second in customer satisfaction with residential customers in the Midwest.

•
Entered into an agreement to acquire a midstream gathering and lateral system: DTE Midstream expands growth platform with acquisition of high-quality assets. These assets will enhance DTE Midstream’s business and provide access to growing Gulf Coast markets.

•
Continued support of Michigan businesses: DTE Energy spent more than $1.8 billion with Michigan-based companies through the third quarter of this year, executing its commitment to the Pure Michigan Business Connect local supplier initiative. This includes $668 million spent in the city of Detroit.

Financial outlook
DTE Energy increased its 2019 operating EPS guidance range from $6.02 - $6.38 to $6.06 - $6.40.

“We delivered strong third quarter financial results in our utility and non-utility businesses,” said Peter Oleksiak, DTE Energy senior vice president and CFO. "We feel confident we are well-positioned to exceed original guidance for 2019.”

DTE Energy also provided 2020 operating EPS early outlook guidance range of $6.47 - $6.75.

This earnings announcement and presentation slides are available at dteenergy.com/investors.

The company will conduct a conference call to discuss earnings results at 9 a.m. ET. Investors, the news media and the public may listen to a live internet broadcast of the call at dteenergy.com/investors. The telephone dial-in numbers in the U.S. and Canada are toll free: (800) 458-4121 or international: (323) 794-2093. The passcode is 6004989. The webcast will be archived on the DTE website at dteenergy.com/investors. An audio replay of the call will be available from noon today to noon Monday, Nov. 11. To access the replay, dial U.S. and Canada toll free (888) 203-1112 or international toll (719) 457-0820 and enter the passcode 6004989.

About DTE Energy
DTE Energy (NYSE: DTE) is a Detroit-based diversified energy company involved in the development and management of energy-related businesses and services nationwide. Its operating units include an electric company serving 2.2 million customers in Southeast Michigan and a natural gas company serving 1.3 million customers in Michigan. The DTE portfolio includes energy businesses focused on power and industrial projects; renewable natural gas; natural gas pipelines, gathering and storage; and energy marketing and trading. As an environmental leader, DTE utility operations will reduce carbon dioxide and methane emissions by more than 80 percent by 2040 to produce cleaner energy while keeping it safe, reliable and affordable. DTE Electric aspires to achieve net zero carbon by 2050. DTE is committed to serving with its energy through volunteerism, education and employment initiatives, philanthropy and economic progress. Information about DTE is available at dteenergy.com, empoweringmichigan.com, twitter.com/dte_energy and facebook.com.

Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

In this release, DTE Energy discusses 2019 operating earnings guidance. It is likely that certain items that impact the company's 2019 reported results will be excluded from operating results. Reconciliations to the comparable 2019 reported earnings guidance are not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

The information contained herein is as of the date of this release. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this release as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This release contains forward-looking statements about DTE Energy’s financial results and estimates of future prospects, and actual results may differ materially.

Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in the our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in the Registrants' public filings with the Securities and Exchange Commission.

For further information, members of the media may call:
Pete Ternes, DTE Energy, 313.235.5555

For further information, analysts may call:
Barbara Tuckfield, DTE Energy, 313.235.1018
John Dermody, DTE Energy, 313.235.8750

DTE Energy Company
Segment Net Income (Unaudited)

	Three Months Ended September 30,
	2019					2018
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings
	(In millions)
DTE Electric	$307	$—		$—	$307	$305	$—		$(1)	B	$304

DTE Gas	(38)	—		—	(38)	(30)	—		2	B	(28)

Non-utility operations
Gas Storage and Pipelines	60	—		—	60	66	—		(2)	B	64

Power and Industrial Projects	49	—		—	49	58	—		(1)	B	63
		—		—			8	C	(2)

Energy Trading	(14)	43	A	(11)	18	(13)	37	A	(9)		15
							—		—

Total Non-utility operations	95	43		(11)	127	111	45		(14)		142

Corporate and Other	(45)	—		—	(45)	(52)	—		22	B	(30)

Net Income Attributable to DTE Energy Company	$319	$43		$(11)	$351	$334	$45		$9		$388

(1) Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 25% for the three months ended September 30, 2019 and 27% for the three months ended September 30, 2018.

Adjustments key
A) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility

B) True-up of remeasurement of deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act of 2017 — recorded in Income Tax Expense
C) Asset impairment at a renewable power generating facility — recorded in Operating Expenses — Assets (gains) losses and impairments, net

DTE Energy Company
Segment Diluted Earnings Per Share (Unaudited)

	Three Months Ended September 30,
	2019					2018
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings

DTE Electric	$1.67	$—		$—	$1.67	$1.68	$—		$(0.01)	B	$1.67

DTE Gas	(0.21)	—		—	(0.21)	(0.17)	—		0.01	B	(0.16)

Non-utility operations
Gas Storage and Pipelines	0.33	—		—	0.33	0.36	—		(0.01)	B	0.35

Power and Industrial Projects	0.27	—		—	0.27	0.32	—		(0.01)	B	0.34
		—		—			0.04	C	(0.01)

Energy Trading	(0.08)	0.24	A	(0.06)	0.10	(0.07)	0.20	A	(0.05)		0.08

Total Non-utility operations	0.52	0.24		(0.06)	0.70	0.61	0.24		(0.08)		0.77

Corporate and Other	(0.25)	—		—	(0.25)	(0.28)	—		0.13	B	(0.15)

Net Income Attributable to DTE Energy Company	$1.73	$0.24		$(0.06)	$1.91	$1.84	$0.24		$0.05		$2.13

(1) Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 25% for the three months ended September 30, 2019 and 27% for the three months ended September 30, 2018.

(2) Per share amounts for the adjustments are based on the after-tax effect for each item, divided by the diluted weighted average common shares outstanding, as noted on the Consolidated Statements of Operations (Unaudited)

Adjustments key — see previous page

DTE Energy Company
Segment Net Income (Unaudited)

	Nine Months Ended September 30,
	2019					2018
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings
	(In millions)
DTE Electric	$587	$(11)	A	$3	$588	$608	$—		$7	D	$609
		13	B	(4)			2	E	(1)
		—		—			(10)	F	3

DTE Gas	121	(6)	A	2	117	88	—		10	D	97
		—		—			1	E	—
		—		—			(3)	F	1

Non-utility operations
Gas Storage and Pipelines	158	—		—	158	188	—		(2)	D	186

Power and Industrial Projects	104	—		—	104	146	—		(1)	D	148
		—		—			(4)	F	1
							8	G	(2)

Energy Trading	12	12	C	(3)	21	13	14	C	(3)		24

Total Non-utility operations	274	12		(3)	283	347	18		(7)		358

Corporate and Other	(80)	—		—	(80)	(114)	—		27	D	(87)

Net Income Attributable to DTE Energy Company	$902	$8		$(2)	$908	$929	$8		$40		$977

(1) Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 25% for the nine months ended September 30, 2019 and 27% for the nine months ended September 30, 2018.

Adjustments key
A) MPSC approval of the deferral for the new customer billing system post-implementation expenses — recorded in Operating Expenses — Operation and maintenance
B) MPSC disallowance of power plant capital expenses — recorded in Operating Expenses — Asset (gains) losses and impairments, net
C) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility

D) True-up of remeasurement of deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act of 2017 — recorded in Income Tax Expense
E) Implementation costs related to a new customer billing system, net of authorized regulatory deferral — recorded in Operating Expenses — Operation and maintenance
F) One-time benefits expense reimbursement — recorded in Operating Expenses — Operation and maintenance
G) Asset impairment at a renewable power generating facility — recorded in Operating Expenses — Assets (gains) losses and impairments, net

DTE Energy Company
Segment Diluted Earnings Per Share (Unaudited)

	Nine Months Ended September 30,
	2019					2018
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings

DTE Electric	$3.20	$(0.06)	A	$0.02	$3.21	$3.36	$—		$0.04	D	$3.37
		0.07	B	(0.02)			0.02	E	(0.01)
		—		—			(0.06)	F	0.02

DTE Gas	0.66	(0.03)	A	0.01	0.64	0.49	—		0.06	D	0.55
		—		—			0.01	E	—
		—		—			(0.02)	F	0.01

Non-utility operations
Gas Storage and Pipelines	0.86	—		—	0.86	1.04	—		(0.01)	D	1.03

Power and Industrial Projects	0.57	—		—	0.57	0.81	—		(0.01)	D	0.81
		—		—			(0.03)	F	0.01
							0.04	G	(0.01)

Energy Trading	0.06	0.07	C	(0.02)	0.11	0.07	0.08	C	(0.02)		0.13

Total Non-utility operations	1.49	0.07		(0.02)	1.54	1.92	0.09		(0.04)		1.97

Corporate and Other	(0.44)	—		—	(0.44)	(0.64)	—		0.14	D	(0.50)

Net Income Attributable to DTE Energy Company	$4.91	$0.05		$(0.01)	$4.95	$5.13	$0.04		$0.22		$5.39

(1) Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 25% for the nine months ended September 30, 2019 and 27% for the nine months ended September 30, 2018.

(2) Per share amounts for the adjustments are based on the after-tax effect for each item, divided by the diluted weighted average common shares outstanding, as noted on the Consolidated Statements of Operations (Unaudited)

Adjustments key — see previous page